UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

Olympic Steel, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-23320	34-1245650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22901 Millcreek
Boulevard, Suite 560,
Highland Hills, Ohio
44112

(Address of principal executive offices, with zip code)

(216) 292-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, without par value	ZEUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 17, 2025, Olympic Steel, Inc., an Ohio corporation (the “Company”), and certain of its wholly-owned domestic direct and indirect subsidiaries (collectively, with the Company, the “Borrowers”), entered into a Ninth Amendment to Third Amended and Restated Loan and Security Agreement (the “Ninth Amendment”), with the Lenders (as defined below) party thereto and Bank of America, N.A., as agent (in such capacity, the “Agent”), for the Lenders.

The Ninth Amendment amends the Third Amended and Restated Loan and Security Agreement, dated as of December 8, 2017, among the Borrowers party thereto, the financial institutions from time to time party thereto, as lenders (the “Lenders”), and the Agent.

The Ninth Amendment, among other things, extends the maturity date of the credit facility to April 17, 2030.

The above summary of the Ninth Amendment is qualified in its entirety by reference to the Ninth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Ninth Amendment to Third Amended and Restated Loan and Security Agreement, dated as of April 17, 2025, among Olympic Steel, Inc., Olympic Steel Minneapolis, Inc., Olympic Steel Iowa, Inc., IS Acquisition, Inc., Chicago Tube and Iron Company, B Metals, Inc., MCI, Inc., ACT Acquisition, Inc., SHAQ, Inc., OS Holdings, Inc., Metal-Fab, Inc., Central Tube and Bar, Inc., Metal-W, Inc., the financial institutions party thereto, as lenders, and Bank of America, N.A., as agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC STEEL, INC.

Date: April 18, 2025	By:	/s/ Richard A. Manson
Richard A. Manson Chief Financial Officer